                                                               Exhibit 4(a)(3)



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                                   FIRST AMENDMENT
                                         TO
                        TRUST INDENTURE AND SECURITY AGREEMENT
                                     [NW 1997 L]

                                     Dated as of
                                     May 1, 1998

                                       Between


                      FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                           not in its individual capacity,
                          except as expressly stated herein,
                             but solely as Owner Trustee,
                                    Owner Trustee

                                         and

                         STATE STREET BANK AND TRUST COMPANY,
                           not in its individual capacity,
                          except as expressly stated herein,
                           but solely as Indenture Trustee,
                                  Indenture Trustee

------------------------------------------------------------------------------

                            SECURED CERTIFICATES COVERING
                    ONE BRITISH AEROSPACE AVRO 146-RJ85A AIRCRAFT
                        BEARING U.S. REGISTRATION MARK N512XJ
                          LEASED BY NORTHWEST AIRLINES, INC.



------------------------------------------------------------------------------
------------------------------------------------------------------------------

                                  TABLE OF CONTENTS

                                                                            Page

SECTION 1.     Amendment of Second "Whereas" Clause of the Original Trust
               Indenture.....................................................1

SECTION 2.     Amendment of Third "Whereas" Clause of the Original Trust
               Indenture.....................................................2

SECTION 3.     Amendment of the Granting Clause of the Original Trust
               Indenture.....................................................2

SECTION 4.     Amendment of Section 1.01 of the Original Trust Indenture.....2

SECTION 5.     Amendment of Section 2.07 of the Original Trust Indenture.....2

SECTION 6.     Amendment of Sections 2.10(c), 2.10(d), 2.10(e) and 2.10(f)
               of the Original Trust Indenture...............................2

SECTION 7.     Amendment of Sections 2.12(a) of the Original Trust
               Indenture.....................................................2

SECTION 8.     Amendment of Section 2.13 of the Original Trust Indenture.....2

SECTION 9.     Amendment of Sections 2.16, 2.17, 2.18, 2.19 and 2.20 of the
               Original Trust Indenture......................................2

SECTION 10.    Amendment of Section 3.01 of the Original Trust Indenture.....2

SECTION 11.    Amendment of Section 3.02 of the Original Trust Indenture.....2

SECTION 12.    Amendment of Section 9.01(a) of the Original Trust
               Indenture.....................................................3

SECTION 13.    Amendment of Section 9.01(c) of the Original Trust
               Indenture.....................................................3

SECTION 14.    Amendment of Schedule I to the Original Trust Indenture
               and the Secured Certificates Issued Thereunder................3

SECTION 15.    Amendment of Exhibit A to Original Trust Indenture............3

SECTION 16.    Ratification..................................................3

SECTION 17.    Miscellaneous.................................................3

ANNEX A             Definitions

EXHIBIT A           Form of Trust Agreement and Indenture Supplement

SCHEDULE I          Secured Certificates Amortization



                                  FIRST AMENDMENT TO
                        TRUST INDENTURE AND SECURITY AGREEMENT
                                     [NW 1997 L]

     This FIRST AMENDMENT TO TRUST INDENTURE AND SECURITY AGREEMENT [NW 1997 L], dated as of May 1, 1998 (the or this "Amendment"), between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, except as expressly stated in the Original Trust Indenture (as defined below), but solely as Owner Trustee under the Trust Agreement (together with its successors under the Trust Agreement, the "Owner Trustee"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, not in its individual capacity, except as expressly stated in the Original Trust Indenture, but solely as Indenture Trustee hereunder (together with its successors hereunder, the "Indenture Trustee"), hereby amends the Trust Indenture and Security Agreement [NW 1997 L], dated as of September 25, 1997 (said Trust Indenture and Security Agreement, prior to being amended hereby, the "Original Trust Indenture", and as amended hereby, the "Trust Indenture"), between the Owner Trustee and the Indenture Trustee.

     Unless the context otherwise requires, capitalized terms utilized herein shall have the respective meanings set forth in Annex A hereto for all purposes of this Amendment.
                                 W I T N E S S E T H:

     WHEREAS, as contemplated by the Original Participation Agreement, the Initial Owner Participant transferred the Beneficial Interest to the Owner Participant pursuant to the Assignment and Assumption Agreement;

     WHEREAS, concurrently with the execution and delivery of this Amendment, the Owner Trustee, the Indenture Trustee, and certain other parties executed and delivered the Participation Agreement;

     WHEREAS, concurrently with the execution and delivery of this Amendment, pursuant to Section 2.18 of the Original Trust Indenture the Indenture Trustee released from the Collateral Account to the Owner Trustee an amount of cash equal to the Debt Portion;

     WHEREAS, pursuant to Section 1(c) of the Participation Agreement and
Section 2.20 of the Original Trust Indenture, the Owner Trustee hereby elects to amend Schedule I to the Original Trust Indenture and Schedule I to each Secured Certificate;

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree that the Original Trust Indenture is amended as follows:

     SECTION 1. Amendment of Second "Whereas" Clause of the Original Trust Indenture. The second "Whereas" Clause of the Original Trust Indenture is hereby amended by deleting "Initial" each time it appears therein.

     SECTION 2. Amendment of Third "Whereas" Clause of the Original Trust Indenture. The third "Whereas" Clause of the Original Trust Indenture is hereby amended by deleting from clause (ii) thereof "mortgage and pledge by the Owner Trustee to the Indenture Trustee, as part of the Trust Indenture Estate hereunder of the Owner Trustee's right, title and interest in and to the Liquid Collateral and after the Delivery Date the assignment,".

     SECTION 3. Amendment of the Granting Clause of the Original Trust Indenture. The Granting Clause of the Original Trust Indenture is hereby amended by deleting clause (5) thereof in its entirety and inserting in lieu thereof "[Intentionally Omitted]".

     SECTION 4.  Amendment of Section 1.01 of the Original Trust Indenture.
Section 1.01 of the Original Trust Indenture is hereby amended by deleting the word "hereto" therein and inserting in lieu thereof "to the First Amendment to Trust Indenture and Security Agreement [NW 1997 L], dated as of May 1, 1998, between the Owner Trustee and the Indenture Trustee".

     SECTION 5.  Amendment of Section 2.07 of the Original Trust Indenture.
Section 2.07 of the Original Trust Indenture is hereby amended by inserting "8(aa)," between "8(t)," and "10," in the penultimate sentence thereof.

     SECTION 6. Amendment of Sections 2.10(c), 2.10(d), 2.10(e) and 2.10(f) of the Original Trust Indenture. Sections 2.10(c), 2.10(d), 2.10(e) and 2.10(f) of the Original Trust Indenture are hereby deleted in their entirety.

     SECTION 7. Amendment of Sections 2.12(a) of the Original Trust Indenture. Sections 2.12(a) of the Original Trust Indenture is hereby amended by deleting the third, fourth, fifth and sixth sentences thereof.

     SECTION 8.  Amendment of Section 2.13 of the Original Trust Indenture.
Section 2.13 of the Original Trust Indenture is hereby amended by deleting "Section 1(e)(i) or" from the first sentence thereof.

     SECTION 9. Amendment of Sections 2.16, 2.17, 2.18, 2.19 and 2.20 of the Original Trust Indenture. Sections 2.16, 2.17, 2.18, 2.19 and 2.20 of the Original Trust Indenture are hereby deleted in their entirety.

     SECTION 10.  Amendment of Section 3.01 of the Original Trust Indenture.
Section 3.01 of the Original Trust Indenture is hereby amended by deleting "or 18(c)" from the first paragraph thereof.

     SECTION 11.  Amendment of Section 3.02 of the Original Trust Indenture.
Section 3.02 of the Original Trust Indenture is hereby amended by deleting "Lessee Operative Documents" from the proviso thereof and inserting in lieu thereof "Operative Documents".

     SECTION 12. Amendment of Section 9.01(a) of the Original Trust Indenture. The second sentence of Section 9.01(a) of the Original Trust Indenture is hereby amended by (a) deleting "(or the Indenture Trustee, in the case of (i) or (ii) below") therefrom and inserting in lieu thereof "or the Indenture Trustee,", (b) inserting "and" before clause (ii) thereof, and (c) deleting clause (iii) and the "and" which immediately precedes such clause.

     SECTION 13.  Amendment of Section 9.01(c) of the Original Trust Indenture.
Section 9.01(c) of the Original Trust Indenture is hereby amended by (a) inserting "and" immediately prior to clause (ii) thereof and (b) deleting clause
(viii) thereof and the "and" which immediately precedes such clause.

     SECTION 14. Amendment of Schedule I to the Original Trust Indenture and the Secured Certificates Issued Thereunder. Schedule I to the Original Trust Indenture is hereby amended by deleting such Schedule in its entirety and replacing it with Schedule I attached hereto. Schedule I to each Secured Certificate is hereby amended accordingly, and the Indenture Trustee shall deliver an amended Schedule I to the registered holders of the Secured Certificates.

     SECTION 15. Amendment of Exhibit A to Original Trust Indenture. Exhibit A to the Original Trust Indenture is hereby amended by deleting such Exhibit A in its entirety and replacing it with Exhibit A attached hereto.

     SECTION 16. Ratification. Except as hereby modified, the Original Trust Indenture shall continue in full force and effect as originally executed. From and after the date of this Amendment, each and every reference in the Trust Indenture, as amended hereby, to "this Agreement", "herein", "hereof" or similar words or phrases referring to the Trust Indenture or any word or phrase referring to a section or provision of the Trust Indenture is deemed for all purposes to be a reference to the Original Trust Indenture or such section or provision as amended pursuant to this Amendment.

     SECTION 17. Miscellaneous. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS AMENDMENT IS BEING DELIVERED IN THE STATE OF NEW YORK. This Amendment may be executed by the parties hereto in separate counterparts (or upon separate signature pages bound together into one or more counterparts), each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                         FIRST SECURITY BANK,
                         NATIONAL ASSOCIATION,
                         not in its individual capacity, except as expressly provided herein, but solely as Owner Trustee,
                           Owner Trustee

                         By:    /s/  Greg A. Hawley
                              -----------------------------------------------
                              Name:  Greg A. Hawley
                              Title: Vice President

                         STATE STREET BANK AND TRUST
                         COMPANY,
                         not in its individual capacity, except as expressly provided herein, but solely as Indenture Trustee,
                            Indenture Trustee

                         By:    /s/  Donald E. Smith
                              -----------------------------------------------
                              Name:  Donald E. Smith
                              Title: Vice President

                                                              EXHIBIT A TO FIRST
                                                              AMENDMENT TO TRUST
                                                                   INDENTURE AND
                                                              SECURITY AGREEMENT

                                                                    EXHIBIT A TO
                                                                 TRUST INDENTURE
                                                                    AND MORTGAGE


                       TRUST AGREEMENT AND INDENTURE SUPPLEMENT
                                     [NW 1997 L]

     This TRUST AGREEMENT AND INDENTURE SUPPLEMENT [NW 1997 L], dated _______ __, _____ (herein called this "Trust Indenture Supplement") of FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee (herein called the "Owner Trustee") under that certain Amended and Restated Trust Agreement [NW 1997 L] dated as of May 1, 1998 (the "Trust Agreement"), between the Owner Trustee and the Owner Participant named therein.

                                 W I T N E S S E T H:

     WHEREAS, the TRUST INDENTURE AND SECURITY AGREEMENT [NW 1997 L], dated as of September 25, 1997 (as amended and supplemented to the date hereof, the "Trust Indenture") between the Owner Trustee and STATE STREET BANK AND TRUST COMPANY, as Indenture Trustee (the "Indenture Trustee"), provides for the execution and delivery of a supplement thereto substantially in the form hereof, which shall particularly describe the Aircraft, and shall specifically mortgage such Aircraft to the Indenture Trustee; and

     WHEREAS, the Trust Indenture relates to the Airframe and Engines described below, and a counterpart of the Trust Indenture is attached hereto and made a part hereof and this Trust Indenture Supplement, together with such counterpart of the Trust Indenture, is being filed for recordation on the date hereof with the FAA as one document;

     NOW, THEREFORE, this Trust Indenture Supplement witnesseth that the Owner Trustee hereby confirms that the Lien of the Trust Indenture on the Trust Indenture Estate covers all of Owner Trustee s right, title and interest in and to the following described property:

                                    AIRFRAME

     One airframe identified as follows:



                                             FAA
                                         Registration       Manufacturer's
     Manufacturer            Model          Number          Serial Number
     ------------            -----       ------------       --------------




together with all of the Owner Trustee s right, title and interest in and to all Parts of whatever nature, whether now owned or hereinafter acquired and which are from time to time incorporated or installed in or attached to said airframe.

AIRCRAFT ENGINES

     Four aircraft engines, each such engine having 750 or more rated take-off horsepower or the equivalent thereof, identified as follows:


Manufacturer             Manufacturer s Model          Serial Number
------------             --------------------          -------------





together with all of Owner Trustee s right, title and interest in and to all Parts of whatever nature, whether now owned or hereafter acquired and which are from time to time incorporated or installed in or attached to any of such engines.

     Together with all of Owner Trustee s right, title and interest in and to all Parts of whatever nature, which from time to time are included within the definition of "Airframe" or "Engine", whether now owned or hereafter acquired, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to the Airframe and Engines (other than additions, improvements, accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts).

     As further security for the obligations referred to above and secured by the Trust Indenture and hereby, the Owner Trustee has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Indenture Trustee, its successors and assigns, for the security and benefit of the Loan Participants and of the Certificate Holders, in the trust created by the Trust Indenture, all of the right, title and interest of the Owner Trustee in, to and under the Lease Supplement [of even date herewith] covering the property described above.

     Notwithstanding any provision hereof, no Excluded Payment shall constitute security for any of the aforementioned obligations.

     TO HAVE AND TO HOLD all and singular the aforesaid property unto the Indenture Trustee, its successors and assigns, in trust for the equal and proportionate benefit and security of the Certificate Holders, except as provided in Section 2.15 and Article III of the Trust Indenture without any preference, distinction or priority of any one Secured Certificate over any other by reason of priority of time of issue, sale, negotiation, date of maturity thereof or otherwise for any reason whatsoever, and for the uses and purposes and subject to the terms and provisions set forth in the Trust Indenture.

     This Trust Indenture Supplement shall be construed as supplemental to the Trust Indenture and shall form a part thereof. The Trust Indenture is each hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

     This Trust Indenture Supplement is being delivered in the State of New
York.

     AND, FURTHER, the Owner Trustee hereby acknowledges that the Aircraft referred to in this Trust Indenture Supplement and the aforesaid Lease Supplement has been delivered to the Owner Trustee and is included in the property of the Owner Trustee covered by all the terms and conditions of the Trust Agreement, subject to the pledge and mortgage thereof under the Trust Indenture.

     IN WITNESS WHEREOF, the Owner Trustee has caused this Trust Indenture Supplement to be duly executed by one of its officers, thereunto duly authorized, on the day and year first above written.

                         FIRST SECURITY BANK,
                         NATIONAL ASSOCIATION,
                         not in its individual capacity, except as expressly provided herein, but solely as Owner Trustee,

                            Owner Trustee

                         By:
                            -----------------------------------------------
                            Name:
                            Title:

                                      SCHEDULE I


                               Principal Amount         Interest Rate
                               ----------------         -------------
Series A.............          $10,568,876.29                7.068%

Series B.............          $3,393,846.48                 7.248%

Series C.............          $1,990,500.02                 7.039%




                                  Schedule I-1

                        Secured Certificates Amortization

                                    SERIES A
                               Aircraft:  NW512XJ


                                                       Percentage of
Payment Date                                    Principal Amount to be Paid
------------                                    ---------------------------
July 2, 1998                                           0.00000000
January 2, 1999                                        1.81124544
July 2, 1999                                           0.00000000
January 2, 2000                                        3.03676560
July 2, 2000                                           0.00000000
January 2, 2001                                        3.03676560
July 2, 2001                                           0.00000000
January 2, 2002                                        3.03676561
July 2, 2002                                           0.00000000
January 2, 2003                                        3.03676560
July 2, 2003                                           0.00000000
January 2, 2004                                        3.03676560
July 2, 2004                                           0.00000000
January 2, 2005                                        3.03676560
July 2, 2005                                           0.00000000
January 2, 2006                                        3.03676560
July 2, 2006                                           0.00000000
January 2, 2007                                        3.03676560
July 2, 2007                                           0.00000000
January 2, 2008                                        3.03676560
July 2, 2008                                           0.00000000
January 2, 2009                                        4.04902081
July 2, 2009                                           0.00000000
January 2, 2010                                        4.04902081
July 2, 2010                                           0.00000000
January 2, 2011                                        4.04902081
July 2, 2011                                           0.00000000
January 2, 2012                                        6.68790169
July 2, 2012                                           0.00000000
January 2, 2013                                        0.00000000
July 2, 2013                                          12.44977315
January 2, 2014                                       14.22873030
July 2, 2014                                           0.00000000
January 2, 2015                                       12.22436279
July 2, 2015                                           0.00000000
January 2, 2016                                       13.12003379


                     Secured Certificates Amortization

                                SERIES B
                           Aircraft:  NW512XJ

                                                       Percentage of
Payment Date                                    Principal Amount to be Paid
------------                                    ---------------------------

July 2, 1998                                          15.59295104
January 2, 1999                                        4.77648417
July 2, 1999                                           0.00000000
January 2, 2000                                        1.72936785
July 2, 2000                                           0.00000000
January 2, 2001                                        2.55297199
July 2, 2001                                           0.00000000
January 2, 2002                                       11.10099506
July 2, 2002                                           0.00000000
January 2, 2003                                        0.74617753
July 2, 2003                                           0.00000000
January 2, 2004                                        0.00000000
July 2, 2004                                           0.00000000
January 2, 2005                                        0.00000000
July 2, 2005                                           0.00000000
January 2, 2006                                       10.55862138
July 2, 2006                                           0.00000000
January 2, 2007                                       10.20142873
July 2, 2007                                           0.00000000
January 2, 2008                                       11.04440116
July 2, 2008                                           0.00000000
January 2, 2009                                        7.68028258
July 2, 2009                                           0.00000000
January 2, 2010                                        0.32853873
July 2, 2010                                           0.00000000
January 2, 2011                                       14.72481631
July 2, 2011                                           0.00000000
January 2, 2012                                        8.96296346
July 2, 2012                                           0.00000000
January 2, 2013                                        0.00000000


                          Secured Certificates Amortization

                                     SERIES C
                                Aircraft:  NW512XJ


                                                       Percentage of
Payment Date                                    Principal Amount to be Paid
------------                                    ---------------------------

July 2, 1998                                           0.00000000
January 2, 1999                                        0.00000000
July 2, 1999                                           0.00000000
January 2, 2000                                        0.00000000
July 2, 2000                                           0.00000000
January 2, 2001                                        0.00000000
July 2, 2001                                           0.00000000
January 2, 2002                                        0.00000000
July 2, 2002                                           0.00000000
January 2, 2003                                       23,80106544
July 2, 2003                                           0.00000000
January 2, 2004                                       28.08521650
July 2, 2004                                           0.00000000
January 2, 2005                                       31.31548181
July 2, 2005                                           0.00000000
January 2, 2006                                       16.79823625
July 2, 2006                                           0.00000000
January 2, 2007                                        0.00000000
